Jack-up rigs	12 Months Ended
Dec. 31, 2020
Jack Up Rigs [Abstract]
Jack Up Rigs
Note 13 - Jack-up rigs
Set forth below is the carrying value of our jack-up rigs:

	As of December 31,
(In $ millions)	2020	2019	2018
Opening balance	2,683.3	2,278.1	783.3
Additions	37.4	100.5	307.5
Transfers from newbuildings (note 14)	312.7	420.9	1,275.7
Depreciation	(116.0)	(99.7)	(69.6)
Disposals (note 6)	(6.5)	(2.1)	(18.8)
Reclassification to asset held for sale	(9.2)	(3.0)	—
Impairment	(77.1)	(11.4)	—
Total jack-up rigs	2,824.6	2,683.3	2,278.1
In addition, the Company recorded a depreciation charge of $1.9 million for the full year ended December 31, 2020 related to property, plant and equipment ($1.7 million in 2019 and $9.9 million in 2018).

Disposals

For details of disposals see note 6. All disposals are within our dayrate segment and part of our strategy to dispose of older assets.
Impairment assessment of jack-up rigs
Jack-up drilling rigs are reviewed for impairment, whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Management identified indications of impairment for the years ended December 31, 2020, 2019 and 2018 and tested recoverable amounts of jack-up drilling rigs.
We assess recoverability of the carrying value of an asset by estimating the undiscounted future net cash flows expected to result from the asset, including eventual disposal. If the undiscounted future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value. Estimating future cash flows requires management to make judgments regarding long-term forecasts of future revenues and costs. Significant changes to these assumptions could materially alter our calculations and may lead to impairment.
In estimating future cash flows of the jack-up rigs, management has assumed that revenue levels and utilization will be at lower levels in 2021 and thereafter start to increase, ultimately reaching revenue levels and utilization in the lower quartile observed in the jack-up market in the last 10 years.
The Company recognized impairment losses for the years ended December 31, 2020, 2019 and 2018, as follows:

(In $ millions)	2020	2019	2018
MSS1	18.4	—	—
Atla and Balder	58.7	—	—
Eir	—	11.4	—
Total	77.1	11.4	—

MSS1

The impairment loss was recognized in the first quarter of 2020 as a result of entering into a sale agreement, which resulted in us reducing the book value to the expected sale value.

Atla and Balder

During the first half of 2020, the coronavirus global pandemic and the response thereto negatively impacted the macro-economic environment and global economy. Global oil demand has fallen sharply at the same time global oil supply has increased as a result of certain oil producers competing for market share, leading to a supply glut. As a consequence, Brent fell from around $68 per barrel at year-end 2019 to a low point of $19 on April 21, 2020. In response to significantly reduced oil price expectations for the near term, oil and gas companies reviewed and in most cases lowered significantly, their capital expenditure plans in light of revised pricing expectations. As a result, we concluded that a triggering event had occurred as at June 30, 2020 and we performed a fleet-wide impairment assessment. We determined that our estimated undiscounted cash flows were insufficient to recover the carrying value for two of our cold stacked rigs, "Atla" and "Balder". We measured the fair value of these assets to be $10.0 million as of June 30, 2020 by applying a combination of an income approach, using projected undiscounted cash flows and estimated sale or scrap value. These valuations were based on unobservable inputs that require significant judgments for which there is limited information, including, in the case of an income approach, assumptions regarding future day rates, utilization, operating costs and capital requirements. resulting in an impairment loss of $57.9 million which was recorded in the second quarter of 2020.
In the third quarter of 2020, a further impairment loss of $0.8 million was recognized for the "Balder", when the rig was reclassified to held for sale. This impairment charge was a result of an estimated net sale price below carrying value at September 30, 2020. No other impairment indicators were identified during the fourth quarter.
The 2019 impairment related to the “Eir” which was impaired as a result of entering into a sale agreement, which resulted in us reducing the book value to the expected sale value less cost of sale.
A scenario with a 10% decrease in day rates used when estimating undiscounted cash flows would not result in a shortfall between the undiscounted cash flow and carrying amount for our jack-up drilling rigs.
Jack-up drilling rigs held for sale

(In $ millions)	2020	2019
Jack-up drilling rigs held for sale	4.5	3.0
During the third q    uarter of 2020, the "Atla" and "Balder" were reclassified as held for sale. During the fourth quarter of 2020 the sale of the Atla was completed (see note 6). The sale of the 'Balder was completed in February 2021.
As of December 31, 2019, the sale of the “Eir” was yet to be concluded and was classified as 'Jack-up drilling rigs held for sale' within current assets. The sale of the "Eir' was completed in October 2020 (see note 6).